UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2019
__________________________________________
Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D, Xerox Technology Park
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, par value of €0.01	CMPR	NASDAQ Global Select Market

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 12, 2019, Donald LeBlanc, Executive Vice President and President of Vistaprint Corporate Solutions, and Cimpress USA Incorporated, a subsidiary of Cimpress N.V., entered into a Separation Agreement in connection with the previously announced termination of Mr. LeBlanc's employment. The Separation Agreement provides for compensation and benefits to Mr. LeBlanc as follows:

•	A severance payment of $705,000, which equals 12 months of base salary

•
Payment of 100% of the COBRA premium incurred by Mr. LeBlanc until the earlier of August 31, 2020 or the date on which Mr. LeBlanc obtains new employment and becomes eligible to participate in his new employer's group healthcare plan or is no longer eligible for COBRA

•	A payment of $13,213, which is a pro rated portion of the cash retention bonus that would be payable if Mr. LeBlanc had remained a Cimpress employee through June 30, 2020

•	Outplacement services through the earlier of Mr. LeBlanc's acceptance of new employment and August 30, 2020

The Separation Agreement also contains customary releases and waivers of claims by Mr. LeBlanc. The foregoing is not a complete description of the parties’ rights and obligations under the Separation Agreement and is qualified by reference to the full text and terms of the agreement, which is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
No.	Description
10.1	Separation Agreement dated August 12, 2019 between Cimpress USA Incorporated and Donald LeBlanc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 13, 2019        Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer